SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported June 3, 1999

                         NORTHWEST AIRLINES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                            (State of Incorporation)

                                   95-4205287
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                      (I.R.S. Employer Identification No.)

                                    0-23642
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                            (Commission File Number)

                 2700 Lone Oak Parkway, Eagan, Minnesota 55121
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                    (Address of principal executive offices)

                                 (612) 726-2111
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                        (Registrant's telephone number)

Item 7 Exhibits.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-79215) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement, dated June 15, 1999 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on June 15, 1999), filed and the Prospectus Supplement, dated June 18, 1999 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on June 22, 1999), to the Prospectus, dated June 7, 1999, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1999-2.

1(a) Underwriting Agreement, dated as of June 18, 1999, by and among Northwest Airlines, Inc., Northwest Airlines Corporation, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Credit Lyonnais Securities (USA) Inc. and Deutsche Bank Securities Inc.

4(a) Pass Through Trust Agreement, dated as of June 3, 1999, by and among Northwest Airlines Corporation, Northwest Airlines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(1) Pass Through Trust Supplement No. 1999-2A, dated as of June 25, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(2) Pass Through Trust Supplement No. 1999-2B, dated as of June 25, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(3) Pass Through Trust Supplement No. 1999-2C, dated as of June 25, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(c)(1) Irrevocable Revolving Credit Agreement (1999-2A), dated as of June 25, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(c)(2) Irrevocable Revolving Credit Agreement (1999-2B), dated as of June 25, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(c)(3) Irrevocable Revolving Credit Agreement (1999-2C), dated as of June 25, 1999, between State Street Bank and Trust Company, as Borrower, and Citibank N.A., as Liquidity Provider

4(d) Intercreditor Agreement, dated as of June 25, 1999, by and among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Citibank, N.A., as Liquidity Provider and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent

4(e)(1) Deposit Agreement (Class A), dated as of June 25, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., Chicago Branch, as Depositary

4(e)(2) Deposit Agreement (Class B), dated as of June 25, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., Chicago Branch, as Depositary

4(e)(3) Deposit Agreement (Class C), dated as of June 25, 1999, between First Security Bank, National Association, as Escrow Agent and ABN AMRO Bank N.V., Chicago Branch, as Depositary

4(f)(1) Escrow and Paying Agent Agreement (Class A), dated as of June 25, 1999 among First Security Bank, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Credit Lyonnais Securities (USA) Inc. and Deutsche Bank Securities Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Paying Agent

4(f)(2) Escrow and Paying Agent Agreement (Class B), dated as of June 25, 1999 among First Security Bank, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Credit Lyonnais Securities (USA) Inc. and Deutsche Bank Securities Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Paying Agent

4(f)(3) Escrow and Paying Agent Agreement (Class C), dated as of June 25, 1999 among First Security Bank, National Association, as Escrow Agent, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, ABN AMRO Incorporated, Credit Lyonnais Securities (USA) Inc. and Deutsche Bank Securities Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Paying Agent

4(g) Note Purchase Agreement, dated as of June 25, 1999, among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Paying Agent

99(a) Participation Agreement [NW 1999__], dated as of [____], among Northwest Airlines, Inc. as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and Subordination Agent, First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Indenture Trustee

99(b) Lease Agreement [NW 1999__], dated as of [____], between First Security Bank, National Association, as Owner Trustee, and Northwest Airlines, Inc., as Lessee

99(c) Trust Indenture and Security Agreement [NW____], dated as of [____], between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, a Massachusetts Trust Company, as Indenture Trustee

99(d) Purchase Agreement Assignment [NW 1999__], dated as of, [____], between Northwest Airlines, Inc., as Assigner, and First Security Bank, National Association, as Assignee

99(e) Trust Agreement [NW 1999__], dated as of [____], between [____], as Owner Participant, and First Security Bank, National Association, as Owner Trustee

99(f) Guarantee [NW 1999__], dated as of [____], from Northwest Airlines Corporation

99(g) Participation Agreement [NW 1999__], dated as of [____], among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and State Street Bank and Trust Company, a Massachusetts Trust Company, as Indenture Trustee and Subordination Agent

99(h) Trust Indenture and Security Agreement [NW 1999__], dated as of [____], between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

99(i) Guarantee [NW 1999__], dated as of [____], from Northwest Airlines Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NORTHWEST AIRLINES CORPORATION


Dated: August 10, 1999                  By: /s/ Douglas M. Steenland
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                                        Name: Douglas M. Steenland
                                        Senior Vice President, General
                                               Counsel and Secretary